UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TrustCo Bank Corp NY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following Material was made available to shareholders on April 28, 2017.

Subsidiary: Trustco Bank

April 28, 2017

Dear Shareholder:

We recently mailed you proxy materials in connection with the upcoming Annual Meeting of Shareholders of TrustCo Bank Corp NY, which is scheduled for May 18, 2017. According to our records, we have not yet received your proxy.

We would very much appreciate having your shares voted, and we have made the process easy. You can vote by telephone or the internet by following the instructions provided on the enclosed card. You can also vote by mail using the enclosed ballot. To assist you, our Board of Directors has unanimously recommended a “FOR” vote on all proposals and “1 Year” for proposal number 3.

Thank you for your time and attention. If you have any questions or require further assistance in voting your shares, please contact our proxy solicitation agent Alliance Advisors, LLC toll-free at 877-777-8133.

Very truly yours,

Michael J. Hall
Secretary

5 Sarnowski Drive, Glenville, New York 12302

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2017. TRUSTCO BANK CORP NY Meeting Information  Meeting Type: Annual Meeting For holders as of: March 20, 2017 Date: May 18, 2017 Time: 4:00 p.m. Eastern Time Location: Mallozzi's Restaurant 1930 Curry Road Rotterdam, NY 12303 You are receiving this communication because you hold shares in the company named above. TRUSTCO BANK CORP NY ATTN: MICHAEL HALL 5 SARNOWSKI DRIVE GLENVILLE, NY 12302  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery. How To Vote How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions. Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the  number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. Election of Directors for a three-year term expiring at the 2020 Annual Meeting of Shareholders. Nominees: 01) Anthony J. Marinello 02) William D. Powers  The Board of Directors recommends you vote FOR the following proposal: For Against Abstain  2. Approval of a nonbinding advisory resolution on the compensation of TrustCo's named executive officers. The Board of Directors recommends you vote for the 1 YEAR option on the following proposal: 1 Year 2 Years 3 Years Abstain 3. Nonbinding advisory resolution on the frequency of an advisory vote on the compensation of TrustCo's named executive officers. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. Ratification of the appointment of Crowe Horwath LLP as Independent Auditors for 2017.

Non-Voting Items Yes No Change of Address/Comments Please indicate if you plan to attend this meeting. Please print new address or comments in the box below. REVOCABLE PROXY TRUSTCO BANK CORP NY Annual Meeting of Shareholders May 18, 2017 4:00 PM This proxy is solicited by the Board of Directors The person whose name and signature appears hereon hereby appoints Paul Heiner and William F. Terry, and each of them, the proxy or proxies of such person, with full power of substitution, to vote as indicated herein all shares of common stock of TrustCo Bank Corp NY which such person is entitled to vote at the Annual Meeting, to be held at Mallozzi's Restaurant and Banquet House, 1930 Curry Road, Rotterdam, NY 12303, at 4:00 p.m. Eastern Time on May 18, 2017, and at any adjournment(s) or postponement(s) thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations noted on the reverse of this card and in the discretion of the proxies upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned acknowledges receipt from TrustCo Bank Corp NY prior to the execution of this proxy of a Notice of the Annual Meeting, the proxy statement, and Annual Report. Authorized Signatures - This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date)